Goodwill	12 Months Ended
Jun. 30, 2023
Goodwill [Abstract]
GOODWILL

NOTE 8 – GOODWILL

The changes in the carrying amount of goodwill for the year ended June 30, 2023 were as follows:

For the year ended June 30, 2023
Balance as of July 1, 2022	$2,363,841
Impairment	(2,382,538)
Foreign currency translation adjustment	18,697
Balance as of June 30, 2023	$-

For the year ended June 30, 2022，the Company performed a qualitative assessment of the goodwill for the reporting unit based on the requirements of ASC 350-20，evaluated all relevant factors, weighed all factors in their entirety and concluded that the two-step quantitative impairment test on goodwill was necessary as of June 30, 2022. The Company compared the carrying amount of the reporting unit to the fair value of the reporting unit based on estimated fair value using the income approach and the fair value of the reporting unit exceeded the carrying value of the reporting unit, goodwill is not impaired and the Company is not required to perform further testing, and no impairment loss shall be attributed to the parent or the noncontrolling interest.

For the year ended June 30, 2023, the Company bypassed the qualitative assessment and performed a quantitative assessment of the goodwill for the reporting unit based on the requirements of ASC 350-20. The Company performed a quantitative assessment by estimating the fair value of the reporting unit based on market approach using multiples of comparable companies and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The fair value of the reporting unit is less than its carrying value and therefore, impairment loss of US$2,382,538 was recognized for the year ended June 30, 2023.